POWER OF ATTORNEY

Know by all these present, that the
undersigned having a business address
of 500 East Washington Street, Greenville
South Carolina 29601 and a business
telephone number of 864 672 1772, hereby constitutes and appoints Neil E Grayson, Esq or Kelly R Snipes,Paralegal as representatives of Nelson Mullins Riley and Scarborough LLP
(NMRS) as the undersigneds true and lawful attorney in fact for the following purposes.

1. To file for and on behalf of the
undersigned, in the undersigneds
capacity as the Chief Financial Officer of Independence Bancshares, Inc. (the Company") the SECs Form ID to obtain Edgar filing codes in addition to Forms 3 Form 4 and Form 5 in accordance with Section 16a of the Securities Exchange Act of 1934 and the rules thereunder.

2. To do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
Form ID, Form 3 Form 4 or Form 5 and
timely file such form with the
United States Securities and Exchange
Commission and any stock exchange
or similar authority.

3. To take any other action of any type
whatsoever in connection with the
foregoing which in the opinion of such
attorney in fact may be of benefit
to in the best interest of or legally
required by the undersigned it being
understood that the documents executed
by such attorney in fact on behalf
of the undersigned pursuant to this
Power of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney in fact may
approve in such attorney in facts discretion.

The undersigned hereby grants to such
attorney in fact full power and a
uthority to do and perform any and every act and thing whatsoever requisite necessary or proper to be done in the exercise of any of the rights and powers herein granted as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation hereby ratifying and confirming all that such attorney in fact or such attorney in facts substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorney in fact in serving
in such capacity at the request of
the undersigned is not assuming nor is
NMRS or the Company assuming any
of the undersigneds responsibilities
to comply with Section 16 of the
Securities Exchange Act of 1934.

This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required
to file Forms 3 Form 4 and Form 5 with
respect to the undersigneds holdings
of and transactions in securities
issued by the Company unless earlier
revoked by the undersigned in a signed
writing delivered to the foregoing
attorney in fact.

IN WITNESS WHEREOF the undersigned has
caused this Power of Attorney
to be executed as of January 3, 2013.

/s/ Martha L. Long
Martha L. Long
Chief Financial Officer
Independence Bancshares, Inc.